L1

RESTRICTED STOCK UNIT AGREEMENT
Under the W. R. Berkley Corporation 2003 Stock Incentive Plan

               THIS AGREEMENT, dated as of ___, 200___, by and between W. R. BERKLEY CORPORATION, a Delaware corporation (the “Company”), and ___ (the “Grantee”).

W I T N E S S E T H:

               WHEREAS, the Grantee is an employee of the Company or subsidiary thereof (an “Employee”), and the Company wishes to grant the Grantee a notional interest in shares of the Company’s common stock, par value $0.20 per share (the “Stock”), subject to certain restrictions (the “Restricted Stock Units”), on the terms and conditions set forth herein; and

               WHEREAS, through the grant of these Restricted Stock Units, the Company hopes to incentivise and retain the services of Grantee and encourage stock ownership by Grantee in order to give Grantee a proprietary interest in the Company’s success and align Grantee’s interest with those of the stockholders of the Company; and

               WHEREAS, the Restricted Stock Units awarded Grantee hereunder vest after five years, however the issuance of the Stock after vesting is deferred until ninety 90 days following Grantee’s termination of employment.

               NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

     SECTION 1. Grant of Restricted Stock Units. As of the date hereof, subject to the terms and conditions of this Agreement and the W. R. Berkley Corporation 2003 Stock Incentive Plan (the “Plan”), the Company hereby grants to the Grantee ___ Restricted Stock Units. Each Restricted Stock Unit shall represent the right to receive one share of Stock subject to the terms and conditions set forth herein. Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

     SECTION 2. Non-Transferability. Except as specifically consented to by the Compensation and Stock Option Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), the Grantee may not sell, transfer, pledge, or otherwise encumber or dispose of the Restricted Stock Units other than by will, the laws of descent and distribution, or as otherwise provided for in the Plan.

     SECTION 3. Vesting; Forfeiture.

          (a) The Restricted Stock Units granted hereunder shall vest (subject to forfeiture, as set forth in Section 3(d) below) on the fifth anniversary of the date hereof, provided the Grantee has remained an Employee from the date hereof through such fifth anniversary. In the event that Grantee’s employment with the Company is terminated on account of death or Disability (as defined below), a pro-rata portion of the Restricted Stock Units shall vest (subject to forfeiture, as set forth in Section 3(d) below) immediately upon such termination. The number of Restricted Stock Units that will vest upon termination on account of death or Disability shall be the total number of Restricted Stock Units granted hereunder multiplied by a fraction, the numerator of which is the number of days the Grantee served as an Employee from the date of this Agreement to the date of such termination and the denominator of which is one thousand eight hundred twenty five (1,825). Notwithstanding the vesting schedule set forth above, the Committee shall have absolute discretion to accelerate the vesting (subject to forfeiture, as set forth in Section 3(d) below) of the Restricted Stock Units at any time and for any reason, including without limitation retirement.

               (b) In the event that Grantee’s employment with the Company is terminated for any reason, all unvested Restricted Stock Units (except for those that vest immediately upon death or Disability) shall be forfeited, and the Grantee shall have no further rights with respect to such Restricted Stock Units.

               (c) For purposes of this Agreement, the Grantee’s employment will be deemed to have terminated on account of a Disability if such employment has terminated on account of the total and permanent disability of the Grantee, as determined by the Committee in its sole discretion.

               (d) The Grantee agrees not to engage in a Competitive Action (as defined below) from the date hereof through the first anniversary of the date of Grantee’s termination of employment with the Company. If on or prior to the Settlement Date (as defined below), the Grantee engages in a Competitive Action or enters into, or has entered into, an agreement (written, oral or otherwise) to engage in Competitive Action, all of the Restricted Stock Units (whether vested or not) shall be immediately forfeited, and the Grantee shall have no further rights with respect to such Restricted Stock Units or underlying shares of Stock. In the event that the Grantee engages in a Competitive Action or enters into, or has entered into, an agreement (written, oral or otherwise) to engage in Competitive Action after the Settlement Date but on or prior to the first anniversary of the Grantee’s termination of employment with the Company, the Grantee shall pay to the Company, upon demand by the Company, an amount equal to (i) the value, as of the Settlement Date, of the number of shares of Stock delivered to the Grantee in respect of Restricted Stock Units, (ii) the amount paid to the Grantee on the Settlement Date in respect of Dividend Equivalents (as defined below) and interest thereon and (iii) the value of all dividends, if any, paid to the Grantee in respect of the shares of Stock delivered to the Grantee on the Settlement Date, provided that any amounts due under (ii) and (iii) above must be remitted to the Company in addition to the return of shares. The Grantee may satisfy the payment obligation to the Company of the portion due under (i) above by returning the shares delivered to the Grantee on the Settlement Date, provided that any amounts due under (ii) and (iii) above must be remitted to the Company in addition to the return of shares. Grantee acknowledges that the restriction on engaging in Competitive Action, in view of the nature of the business in which the Company is engaged, is reasonable in scope (as to both the temporal and geographical limits) and necessary in order to protect the legitimate business interests of the Company, and that any violation thereof would result in irreparable injuries to the Company. Grantee acknowledges further the amounts required to be paid to the Company pursuant to this provision are reasonable and are not liquidated damages nor shall they be characterized as such.

               (e) For purposes of this Agreement, the Grantee will be deemed to engage in a “Competitive Action” if, either directly or indirectly, and whether as an employee, consultant, independent contractor, partner, joint venturer or otherwise, the Grantee (i) who was last employed by W. R. Berkley Corporation, engages in or directs any business activities, in any geographical area where the Company is engaged in business or outside of any such geographical area, in either case, which are competitive with any business activities conducted by the Company in such geographical area, (ii) who was last employed by a subsidiary of the Company, engages in or directs any business activities, in any geographical area where such subsidiary is engaged in business or outside of any such geographical area, in either case, which are competitive with any business activities conducted by such subsidiary in such geographical area (iii) on behalf of any person or entity engaged in business activities competitive with the business activities of the Company, solicits or induces, or in any manner attempts to solicit or induce, any person employed by, or as an agent of, the Company to terminate such person’s employment or agency relationship, as the case may be, with the Company, (iv) diverts, or attempts to divert, any person, concern or entity from doing business with the Company or attempts to induce any such person, concern or entity to cease being a customer of the Company or (v) makes use of, or attempts to make use of, the Company’s property or proprietary information, other than in the course of the performance of services to the Company or at the direction of the Company. The determination as to whether the Grantee has engaged in a Competitive Action (as defined herein) shall be made by the Committee in its sole and absolute discretion. The Committee’s exercise or nonexercise of such discretion with respect to any particular event or occurrence by or with respect to the Grantee or any other recipient of restricted stock units shall not in any way reduce or eliminate the authority of the Committee to (i) determine that any event or occurrence by or with respect to the Grantee constitutes engaging in a Competitive Action or (ii) determine the related Competitive Action date.

          SECTION 4. Delivery and Possession of Share Certificates. Ninety (90) days following the Grantee’s termination of employment for any reason, including death or Disability, or such earlier date as determined by the Committee in its sole discretion (the “Settlement Date”), provided the Grantee has not engaged in, or entered into an agreement (written, oral or otherwise) to engage in, a Competitive Action, the Company shall deliver to the Grantee (or the Grantee’s estate in the event of death) a certificate or certificates representing the number of shares of Stock equal to the number of vested Restricted Stock Units (if any) as of the date of such termination and Grantee shall take possession thereof. Notwithstanding anything herein to the contrary, in the event of a Change of Control, the Restricted Stock Units shall immediately become fully vested and no longer subject to forfeiture and the Company shall immediately deliver to the Grantee (or the Grantee’s estate in the event of death) a certificate or certificates representing the number of shares of Stock equal to the number of vested Restricted Stock Units. The terms with respect to any deferral are subject to change and amendment to comply with laws or regulation.

          SECTION 5. Dividends and Dividend Equivalents. No dividends or dividend equivalents shall accrue or be paid with respect to any outstanding unvested Restricted Stock Units. With respect to each vested Restricted Stock Unit, an amount equal to any cash dividends paid by the Company in respect of a share of Stock shall be accrued for the account of the Grantee at the time any such dividends are paid to stockholders (the “Dividend Equivalents”). The Dividend Equivalents shall be subject to forfeiture to the same extent that the corresponding Restricted Stock Units are subject to forfeiture pursuant to Section 3. On the Settlement Date, an amount equal to the Dividend Equivalents accrued for the account of the Grantee (plus any interest accrued with respect to such Dividend Equivalents) shall be paid to the Grantee in cash. Accrued Dividend Equivalents shall be credited with interest, compounded quarterly. The interest rate will be the prime rate in effect from time to time as reported in the Wall Street Journal or as established by the Committee prior to the beginning of each year.

          SECTION 6. Rights of Stockholder. Grantee or any transferee will have no rights as a stockholder with respect to any share covered by this Agreement until the Grantee becomes the holder of record of such shares.

          SECTION 7. Company; Grantee.

               (a) The term “Company” as used in Section 3 or otherwise in this Agreement with reference to the Grantee’s employment shall include the Company and its subsidiaries. The term “subsidiary” as used in this Agreement shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended.

               (b) Whenever the word “Grantee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Restricted Stock Units may be transferred by will or by the laws of descent and distribution, the word “Grantee” shall be deemed to include such person or persons.

          SECTION 8. Compliance with Law. Notwithstanding any of the provisions hereof, the Grantee hereby agrees and the Company will not be obligated to issue or transfer shares to Grantee hereunder, if the issuance or transfer of such shares will constitute a violation by the Grantee or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Committee will be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act or to take any other affirmative action in order to cause the issuance or transfer of shares acquired pursuant to this Agreement to comply with any law or regulation of any governmental authority.

          SECTION 9. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Grantee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Grantee may be given to the Grantee personally or may be mailed to Grantee at the Grantee’s last known address, as reflected in the Company’s records.

          SECTION 10. Changes in Capital Structure. The existence of this Agreement will not affect in any way the right or power of the Company or its stockholders to make or authorize any of the following:

     (a) any adjustments, recapitalization, reorganizations or other changes in the Company’s capital structure or its business;

     (b) any merger or consolidation of the Company;

     (c) any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred to prior preference stocks ahead of or affecting the Stock or the rights thereof or convertible into or exchangeable for Stock;

     (d) the dissolution or liquidation of the Company;

     (e) any sale or transfer of all or any part of its assets or business; or

     (f) any other corporate act or proceeding.

          SECTION 11. Other Share Issues. Except as expressly provided in the Plan, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash, property or services, either upon direct sale or upon the exercise of options, rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares subject to this Agreement.

          SECTION 12. Withholding. At the time of vesting and/or settlement of the Restricted Stock Units, as appropriate, the Committee shall require the Grantee to pay to the Company an amount sufficient to pay all federal, state and local withholding taxes applicable, in the Committee’s judgment, to the settlement of the Restricted Stock Units, and the Grantee’s right to vesting and/or settlement, as appropriate, shall be contingent upon such payment. Such payment to the Company may be effected through (a) payment by the recipient to the Company of the aggregate withholding taxes in cash or cash equivalents; (b) at the discretion of the Committee, the Company’s withholding from the number of shares of Stock that would otherwise be delivered to the Grantee upon settlement of the Restricted Stock Units, a number of shares of Stock with an aggregate fair market value on the date of settlement (as determined by the Committee) equal to the aggregate amount of withholding taxes; or (c) at the discretion of the Committee, any combination of these two methods.

          SECTION 13. Grantee’s Tax Considerations. The tax impact of the award hereunder can be quite complex and will vary with each Grantee. It is recommended that each Grantee review their own tax situation and consult their tax advisor.

          SECTION 14. Agreement to Arbitrate. Any controversy or claims between the parties arising out of or related to this Agreement shall be submitted to binding arbitration before the American Arbitration Association in the greater New York metropolitan area and judgment upon the award rendered as a result of such arbitration shall be final and binding and may be entered in any court having competent jurisdiction. Any such arbitration shall be conducted by a panel of three arbitrators under the “baseball arbitration” methodology. As such, each party shall submit to the arbitrator and exchange with each other in advance of the arbitration hearing their last best offers for settlement of the controversy or claim under the Agreement. The arbitrators shall be limited to ruling in favor of one or the other parties. The party who prevails in the arbitration shall be entitled to reimbursement, from the losing party, of the cost of attorneys’ fees and other expenses to pursue the arbitration and payment of statutory interest on any amounts owed to the prevailing party.

          SECTION 15. No Right to Continued Service. This Agreement does not confer upon the Grantee any right to continue as an Employee of the Company, nor shall it interfere in any way with the right of the Company to terminate Grantee’s employment at any time for any reason.

          SECTION 16. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

          SECTION 17. The Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall govern. The Grantee hereby acknowledges that he has received a copy of the Plan and understands and agrees to the terms thereof. This Agreement, together with the Plan, constitutes the entire agreement by and between the parties hereto with respect to the subject matter hereof, and this Agreement and the Plan supersedes all prior agreements, correspondence and understandings and all prior and contemporaneous oral agreements and understandings, among the parties hereto with regard to the subject matter hereof.

          SECTION 18. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

          SECTION 19. Severability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision or provisions of this Agreement, which shall remain in full force and effect. If any provision of this Agreement is held to be invalid, void or unenforceable in any jurisdiction, any court or arbitrator so holding shall substitute a valid, enforceable provision that preserves, to the maximum lawful extent, the terms and intent of such provisions of this Agreement. If any of the provisions of, or covenants contained in, this Agreement are hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, which shall be given full effect, without regard to the invalidity or unenforceability in such other jurisdiction. Any such holding shall affect such provision of this Agreement, solely as to that jurisdiction, without rendering that or any other provisions of this Agreement invalid, illegal or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant will be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

          SECTION 20. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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             This Agreement contains an arbitration clause in Section 14.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

W. R. BERKLEY CORPORATION
By:
Name:
Title:

Grantee

Address of Grantee:

RSU.Agreement.L1 (2004)